SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 1, 2001

                              --------------------

                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-30130                06-1481060
 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
  incorporation or organization)                             Identification No.)


           7 Commerce Drive
           Danbury, Connecticut                                       06810
  (Address of principal executive offices)                          (Zip code)



       Registrant's telephone number, including area code: (203) 794-1100

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4

Item 5.     Other Events.

      On November 1, 2001, ATMI, Inc., a Delaware corporation, announced that it intends to raise approximately $100,000,000 through a private placement of convertible subordinated notes. A copy of ATMI's press release announcing the proposed offering is attached hereto as Exhibit 99.1.


Item 7.     Exhibits.

Exhibit No.       Description
-----------       -----------

99.1              Press Release, dated November 1, 2001, entitled "ATMI, Inc.
                  Announces Proposed $100 Million Convertible Subordinated Notes Offering."


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2001

                                   ATMI, INC.


                                   By: /s/ Douglas Neugold
                                       ----------------------
                                       Douglas Neugold
                                       President